UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

XENOPORT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51329	94-3330837
(Commission File No.)	(IRS Employer Identification No.)

3410 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 616-7200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On January 21, 2014, XenoPort, Inc. (“XenoPort” or the “Company”) reported top-line results from a Phase 4 clinical trial that evaluated lower doses of gabapentin enacarbil for the treatment of moderate-to-severe primary restless legs syndrome (“RLS”) in adults. The 12-week, double-blind, placebo-controlled study assessed the efficacy, safety and tolerability of three doses of gabapentin enacarbil (300 mg, 450 mg or 600 mg) versus placebo, dosed daily at 5:00 pm, in 487 subjects with normal renal function. The comparisons of the 600 mg and 450 mg dose groups to placebo reached statistical significance (p<0.05) on both of the co-primary endpoints of the study (reduction from baseline in the International Restless Legs Syndrome Rating Scale Total Score (IRLS), and the percentage of responders as determined by the Clinical Global Impression of Improvement (CGI-I)). The difference between the 300 mg dose group and placebo was statistically significant for CGI-I but not for the IRLS score. Gabapentin enacarbil was generally well tolerated in the study. The two most common treatment emergent adverse events reported in the study that were greater than or equal to 5% and at least the rate of placebo in any gabapentin enacarbil treatment arm were: somnolence (7%, 10%, 16% and 11% for placebo, 300 mg, 450 mg and 600 mg dose groups, respectively) and dizziness (4%, 4%, 7% and 12% for placebo, 300 mg, 450 mg and 600 mg dose groups, respectively). The study was conducted by XenoPort’s former commercial partner, GlaxoSmithKline, as part of the post-marketing commitments imposed by the U.S. Food and Drug Administration in connection with its approval of HORIZANT® (gabapentin enacarbil) Extended-Release Tablets for the treatment of adult patients with moderate-to-severe primary RLS. The most common adverse reactions in adult patients with moderate-to-severe primary RLS taking HORIZANT are somnolence/sedation, dizziness, headache, nausea and fatigue.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by XenoPort, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENOPORT, INC. (Registrant)

Dated: January 21, 2014	By:	/s/ William G. Harris
William G. Harris
Senior Vice President of Finance and
Chief Financial Officer